UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 13, 2006

WD-40 COMPANY

(Exact Name of Registrant as specified in its charter)

Delaware	000-06936	95-1797918
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1061 Cudahy Place, San Diego, California 92110

(Address of principal executive offices, with zip code)

(619) 275-1400

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events

On December 12, 2006, WD-40 Company issued a news release with respect to the declaration of the Company’s regular quarterly dividend and the announcement of an increase in the quarterly dividend from 22 cents per share to 25 cents per share. The news release is attached as Exhibit 99.1 pursuant to Item 9.01 of this report and is incorporated herein by this reference.

ITEM 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1	News Release by WD-40 Company dated December 12, 2006.

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WD-40 Company
(Registrant)

Date: December 13, 2006	/s/ MICHAEL J. IRWIN
Michael J. Irwin
Executive Vice President and
Chief Financial Officer
(Principal Financial Officer)